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                                                                 Exhibit 10(aa)

                                                                  EXECUTION COPY


                            AMENDMENT NO. 2 TO NOTE
                            SUBORDINATION AGREEMENT

     THIS AMENDMENT NO. 2 (this "Amendment"), dated as of April 13, 2000, is by
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and among Access Worldwide Communications, Inc., formerly known as,
CulturalAccessWorldwide, Inc. (the "Borrower"), Ann M. Holmes (the "Subdebt
                                    --------                        -------
Holder") and Bank of America, N.A., formerly known as NationsBank, N.A. (the
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"Agent"), as agent, under that certain Credit Agreement (as amended from time to
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time, the "Credit Agreement") among the Borrower, the Agent and the Lenders (as
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defined in the Credit Agreement) party thereto dated as of March 12, 1999.  The
Lenders, the Agent and any of their successors and assigns are hereinafter referred to collectively as the "Superior Lender."
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                                   WITNESSETH

     WHEREAS, the Borrower, the Subdebt Holder and the Agent have entered into that certain Note Subordination Agreement dated as of October 24, 1998 (the

"Note Subordination Agreement");
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     WHEREAS, the Borrower, the Subdebt Holder and the Agent have also entered into that certain Amendment No. 1 to the Note Subordination Agreement dated as of March 12, 1999 (the "First Amendment");
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     WHEREAS, the parties hereto desire to amend the Note Subordination
Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Borrower, the Subdebt Holder and the Agent, the Note Subordination Agreement is hereby amended as follows:

                                  DEFINITIONS

     Definitions.  Unless otherwise defined herein, capitalized terms used in
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this Amendment have the meanings provided in either the Note Subordination
Agreement or the First Amendment, as applicable.

                                   AMENDMENT

     Amendment to Section 2(a).  Section 2(a) of the Note Subordination
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Agreement is amended and restated in its entirety to read as follows:

     (a) Subject to Section 2(d) of this Agreement, so long as part of the Superior Indebtedness remains outstanding and until such time as the Agent provides the Subdebt Holder with written notice that a Default or Event of Default (as defined in the Credit
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     Agreement) has occurred (a "Default Notice"), the Borrower may make and the
     Subdebt Holder may receive scheduled payments pursuant to the terms of that certain 6.5% Subordinated Promissory Note due October 24, 2001, in the original principal amount of $5,500,000, executed by the Borrower in favor of the Subdebt Holder dated as of October 24, 1998, as amended, in respect of the Subordinated Debt. Upon the occurrence of an Event of Default, the Borrower may not make, and the Subdebt Holder may not receive, any payments in respect of the Subordinated Debt. The Agent, in its discretion, may issue a Default Notice with respect to each and every such Default or Event of Default that occurs, but shall not have the right to issue more than one Default Notice with respect to any particular Default or Event of Default; provided, however, that if a Default or Event of Default has been cured or
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     waived (or deemed waived as provided below), but subsequently reoccurs, then a new Default Notice may be sent with respect thereto. In the event that all Defaults and Events of Default shall be cured or waived, then the Borrower may resume the making of payments otherwise permitted hereunder, subject to the terms hereof.

                                 MISCELLANEOUS

     1.  Condition Precedent.  The execution of this Amendment is a condition
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precedent to the effectiveness of that certain Amendment Agreement and Waiver to be executed among the Borrower, certain subsidiaries of the Borrower, the Agent, and the lenders party to the Credit Agreement.

     2.  Representations and Warranties of the Agent and the Borrower.  The
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Borrower and the Agent hereby each represents and warrants that it:  (i) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable; and (ii) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against either of the Borrower or the Agent.

     3.   Representations of the Subdebt Holder.  The Subdebt Holder hereby
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represents and warrants that she: (i) has had the opportunity to obtain the assistance of legal counsel in carefully reviewing, discussing and considering all terms of this Amendment; (ii) executes this Amendment as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of any other party; and (iii) has full and complete authorization and power to execute this Amendment in the capacities herein stated, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against her.

    4.   Limited Modification.  Except as specifically amended by the First
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Amendment and hereby, the Note Subordination Agreement shall remain in full force and effect in accordance with its terms.

    5.   No Oral Agreements.  This Amendment may not be contradicted by
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evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten agreements among the Borrower, the Agent and the Subdebt Holder.
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    6.   Counterparts.  This Amendment may be executed by the parties hereto in
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several counterparts (including facsimile counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

    7.   Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
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PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    8.  Successors and Assigns.  This Amendment shall be binding upon
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upon and inure to the benefit of the parties hereto and their respective successors and assigns.

  IN WITNESS WHEREOF, Access Worldwide Communications, Inc., Bank of America, N.A. and Ann M. Holmes have caused this Amendment to be duly executed on the date first above written.

                                  BANK OF AMERICA, N.A.

                                  By:
                                     -----------------------------
                                  Name:
                                  Title:


                                  ACCESS WORLDWIDE COMMUNICATIONS, INC.

                                  By:
                                     -----------------------------
                                  Name:
                                  Title:

                                                                        (SEAL)
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Witness                                        Ann M. Holmes